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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 27, 1994


                             NL INDUSTRIES, INC.
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              (Exact name of registrant as specified in charter)


        New Jersey                     1-640                   13-5267260
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(State or other jurisdiction      (Commission File      Employer Indentification
     of incorporation)                  No.)                       No.)


3000 N. Sam Houston Parkway East, Houston, Texas                           77032
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code                (713) 987-5000


                                Not Applicable
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        (Former name of former address, if changed since last report)


                                 Page 1 of 4

                          Exhibit Index is at Page 3




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ITEM 5.   OTHER EVENTS.

        On January 27, 1994, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          (i) Exhibit 99.1 Press Release dated January 27, 1994.

              *          *          *           *          *

                               SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NL INDUSTRIES, INC.
                                           (Registrant)

                                           /s/ DAVID B. GARTEN
                                           ____________________________________
                                           David B. Garten
                                           Vice President, Secretary
                                           and General Counsel

Dated:  January 28, 1994



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                                EXHIBIT INDEX

EXHIBIT                                                                 PAGE
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Exhibit 99.1        Press Release Issued on January 27, 1994              4








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